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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


       Date of Report (Date of earliest event reported) October 04,1996
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


DELAWARE                           0-24708                      47-0702918
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                        10228 "L" Street, Omaha, NE 68127
                        ---------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

AMCON Distributing Company ("AMCON"), a Delaware corporation and Western Distributing Company, a Colorado corporation ("Western")are parties to an Asset Purchase Agreement dated October 2, 1996 (the "Asset Purchase Agreement").

On October 4, 1996, upon terms set forth in the Asset Purchase Agreement, AMCON completed its sale to Western of all beverage products and inventory manufactured or supplied by Stroh Brewing Company (successor in interest to G. Heileman Brewing Company) and Minnesota Brewing Company (together the "Suppliers"), the distributorship agreements with the Suppliers, accounts receivable and certain equipment for a purchase price of $2.3 million, subject to post-Closing adjustments as defined in the Asset Purchase Agreement.

On October 11, 1996, AMCON and Western issued a press release announcing the consummation of the transactions contemplated by the Asset Purchase Agreement, which is filed herewith as an exhibit and incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

          (b)       Pro Forma Financial Information

                    The information required to be presented under this item is not yet available and will be provided in an amendment to this Form 8-K, which will be filed by the registrant on or before December 3, 1996.

          (c)       The following items are filed with this report:


           EXHIBIT NO.          DESCRIPTION

           2.1 Asset Purchase Agreement dated October 2, 1996 by and among AMCON Distributing Company and Western Distributing Company

           99.1 Press release dated October 11, 1996 issued by AMCON Distributing Company and Western Distributing Company.


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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)



Date:     October 15, 1996      By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Treasurer & Chief Financial
                                           Officer


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                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

2.1 Asset Purchase Agreement dated October 2, 1996 by and among AMCON Distributing Company and Western
                 Distributing Company

99.1             Press release dated October 11, 1996 issued by
                 AMCON Distributing Company and Western
                 Distributing Company.